UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2012
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective November 15, 2012, Tesoro Logistics LP (the "Partnership" or "TLLP") entered into a transaction with Tesoro Corporation ("Tesoro") pursuant to which TLLP acquired from Tesoro the Anacortes rail facility assets (the "Anacortes Rail Facility") in Anacortes, Washington.

This transaction was a transfer between entities under common control. Accordingly, as we have not yet filed post-combination results of the Anacortes Rail Facility, we have elected to provide supplemental condensed combined consolidated financial statements which retrospectively adjust the Partnership's condensed combined consolidated financial statements and notes for the nine months ended September 30, 2012. The Partnership's supplemental condensed combined consolidated financial statements and notes and supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations are filed as Exhibit 99.1 and 99.2, respectively, hereto and are incorporated herein by reference.

This current report on Form 8-K and the exhibits hereto are being filed as supplements to the Partnership's quarterly report on Form 10-Q for the period ended September 30, 2012. Except as required, the information in this current report on Form 8-K and the exhibits hereto has not been updated to reflect events or circumstances that occurred subsequent to the filing of the initial Form 10-Q. To update such information, please read the Partnership's current reports on Form 8-K filed subsequent to September 30, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Supplemental condensed combined consolidated financial statements and notes of Tesoro Logistics LP.

99.2	Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
____________
In accordance with Rule 401 of Regulation S-T, the XBRL information in Exhibit 101 to this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 14, 2012

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
99.1	Supplemental condensed combined consolidated financial statements and notes of Tesoro Logistics LP.

99.2	Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

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